Exhibit 99.9

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF TEXAS

HOUSTON

In Re. RADAR LLC	§	Case No. 22-90348
§
	§	Lead Case No. 22-90341
Debtor(s)	§
☒ Jointly Administered

Monthly Operating Report	Chapter 11

Reporting Period Ended: 04/30/2023	Petition Date: 12/21/2022

Months Pending: 4	Industry Classification: 3 3 4 1

Reporting Method:	Accrual Basis ☒	Cash Basis ☐

Debtor’s Full-Time Employees (current):		0

Debtor’s Full-Time Employees (as of date of order for relief):		0

Supporting Documentation (check all that are attached):

(For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor)

☒	Statement of cash receipts and disbursements
☒	Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit
☒	Statement of operations (profit or loss statement)
☐	Accounts receivable aging
☐	Postpetition liabilities aging
☐	Statement of capital assets
☐	Schedule of payments to professionals
☐	Schedule of payments to insiders
☐	All bank statements and bank reconciliations for the reporting period
☐	Description of the assets sold or transferred and the terms of the sale or transfer

/s/ Alfredo R. Pérez	Alfredo R. Pérez
Signature of Responsible Party	Printed Name of Responsible Party

05/31/2023	700 Louisiana Street, Suite 1700, Houston, Texas 77002
Date	Address

STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.

UST Form 11-MOR (12/01/2021)	1

Debtor’s Name RADAR LLC	Case No. 22-90348

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$0

b.	Total receipts (net of transfers between accounts)	$0	$0

c.	Total disbursements (net of transfers between accounts)	$0	$0

d.	Cash balance end of month (a+b-c)	$0

e.	Disbursements made by third party for the benefit of the estate	$0	$0

f.	Total disbursements for quarterly fee calculation (c+e)	$0	$0

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$0

b.	Accounts receivable over 90 days outstanding (net of allowance)	$0

c.	Inventory ( Book ☒ Market ☐ Other ☐ (attach explanation))	$0

d	Total current assets	$0

e.	Total assets	$0

f.	Postpetition payables (excluding taxes)	$0

g.	Postpetition payables past due (excluding taxes)	$0

h.	Postpetition taxes payable	$0

i.	Postpetition taxes past due	$0

j.	Total postpetition debt (f+h)	$0

k.	Prepetition secured debt	$0

l.	Prepetition priority debt	$0

m.	Prepetition unsecured debt	$0

n.	Total liabilities (debt) (j+k+l+m)	$0

o.	Ending equity/net worth (e-n)	$0

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0

b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0

c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)		Current Month	Cumulative
a.	Gross income/sales (net of returns and allowances)	$0

b.	Cost of goods sold (inclusive of depreciation, if applicable)	$0

c.	Gross profit (a-b)	$0

d.	Selling expenses	$0

e.	General and administrative expenses	$0

f.	Other expenses	$0

g.	Depreciation and/or amortization (not included in 4b)	$0

h.	Interest	$0

i.	Taxes (local, state, and federal)	$0

j.	Reorganization items	$0

k.	Profit (loss)	$0	$0

UST Form 11-MOR (12/01/2021)	2

Debtor’s Name RADAR LLC	Case No. 22-90348

Part 5: Professional Fees and Expenses
				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor’s professional fees & expenses (bankruptcy) Aggregate Total
Itemized Breakdown by Firm
		Firm Name	Role
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UST Form 11-MOR (12/01/2021)	3

Debtor’s Name RADAR LLC	Case No. 22-90348

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UST Form 11-MOR (12/01/2021)	4

Debtor’s Name RADAR LLC	Case No. 22-90348

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				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
b.	Debtor’s professional fees & expenses (nonbankruptcy) Aggregate Total
Itemized Breakdown by Firm
		Firm Name	Role
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UST Form 11-MOR (12/01/2021)	5

Debtor’s Name RADAR LLC	Case No. 22-90348

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UST Form 11-MOR (12/01/2021)	6

Debtor’s Name RADAR LLC	Case No. 22-90348

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c.	All professional fees and expenses (debtor & committees)	$ 0	$ 0	$ 0	$ 0

UST Form 11-MOR (12/01/2021)	7

Debtor’s Name RADAR LLC	Case No. 22-90348

Part 6: Postpetition Taxes		Current Month	Cumulative
a.	Postpetition income taxes accrued (local, state, and federal)	$0	$0

b.	Postpetition income taxes paid (local, state, and federal)	$0	$0

c.	Postpetition employer payroll taxes accrued	$0	$0

d.	Postpetition employer payroll taxes paid	$0	$0

e.	Postpetition property taxes paid	$0	$0

f.	Postpetition other taxes accrued (local, state, and federal)	$0	$0

g.	Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:
a.		Were any payments made on prepetition debt? (if yes, see Instructions)	Yes ☐	No ☒
b.		Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)	Yes ☐	No ☒
c.		Were any payments made to or on behalf of insiders?	Yes ☐	No ☒
d.		Are you current on postpetition tax return filings?	Yes ☒	No ☐
e.		Are you current on postpetition estimated tax payments?	Yes ☒	No ☐
f.		Were all trust fund taxes remitted on a current basis?	Yes ☒	No ☐
g.		Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)	Yes ☐	No ☒
h.		Were all payments made to or on behalf of professionals approved by the court?	Yes ☐	No ☐	N/A ☒
i.	Do you have:	Worker’s compensation insurance?	Yes ☒	No ☐
		If yes, are your premiums current?	Yes ☒	No ☐	N/A ☐	(if no, see Instructions)
		Casualty/property insurance?	Yes ☒	No ☐
		If yes, are your premiums current?	Yes ☒	No ☐	N/A ☐	(if no, see Instructions)
		General liability insurance?	Yes ☒	No ☐
		If yes, are your premiums current?	Yes ☒	No ☐	N/A ☐	(if no, see Instructions)
j.		Has a plan of reorganization been filed with the court?	Yes ☐	No ☒
k.		Has a disclosure statement been filed with the court?	Yes ☐	No ☒
l.		Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?	Yes ☒	No ☐

UST Form 11-MOR (12/01/2021)	8

Debtor’s Name RADAR LLC	Case No. 22-90348

Part 8: Individual Chapter 11 Debtors (Only)
a.	Gross income (receipts) from salary and wages	$0

b.	Gross income (receipts) from self-employment	$0

c.	Gross income from all other sources	$0

d.	Total income in the reporting period (a+b+c)	$0

e.	Payroll deductions	$0

f.	Self-employment related expenses	$0

g.	Living expenses	$0

h.	All other expenses	$0

i.	Total expenses in the reporting period (e+f+g+h)	$0

j.	Difference between total income and total expenses (d-i)	$0

k.	List the total amount of all postpetition debts that are past due	$0

l.	Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes	☐	No	☒
m.	If yes, have you made all Domestic Support Obligation payments?	Yes	☐	No	☐	N/A	☒

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor’s progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee’s or examiner’s duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee’s systems of records notice, UST-001, “Bankruptcy Case Files and Associated Records.” See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http:// www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Michael Bros	Michael Bros
Signature of Responsible Party	Printed Name of Responsible Party

SVP, Capital Markets and Acquisitions	05/31/2023
Title	Date

UST Form 11-MOR (12/01/2021)	9

Debtor’s Name RADAR LLC	Case No. 22-90348

UST Form 11-MOR (12/01/2021)	10

Debtor’s Name RADAR LLC	Case No. 22-90348

UST Form 11-MOR (12/01/2021)	11

Debtor’s Name RADAR LLC	Case No. 22-90348

UST Form 11-MOR (12/01/2021)	12

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

In re:	§	Chapter 11
§
CORE SCIENTIFIC, INC., et al.,	§	Case No. 22-90341 (DRJ)
§
Debtors.[1]	§	(Jointly Administered)

MONTHLY OPERATING REPORT NOTES FOR APRIL 2023

On December 21, 2022 (the “Petition Date”), Core Scientific, Inc. and its debtor affiliates, as debtors and debtors in possession in the above-captioned chapter 11 cases (collectively, the “Debtors” or the “Company”), each commenced a voluntary case under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”). The Debtors are authorized to operate their businesses and manage their properties as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. The Debtors’ chapter 11 cases are being jointly administered for procedural purposes only pursuant to Rule 1015(b) of the Federal Rules of Bankruptcy Procedure (the “Bankruptcy Rules”) and Rule 1015-1 of the Bankruptcy Local Rules for the United States Bankruptcy Court for the Southern District of Texas (the “Local Rules”). On January 9, 2023, the United States Trustee for Region 7 (the “U.S. Trustee”) appointed an official committee of unsecured creditors (the “Creditors’ Committee”) in these chapter 11 cases pursuant to section 1102 of the Bankruptcy Code. On March 23, 2023, the U.S. Trustee appointed an official equity committee (the “Equity Committee”) in these chapter 11 cases pursuant to section 1102 of the Bankruptcy Code. No trustee or examiner has been appointed in these chapter 11 cases.

The following notes and statements of limitations and disclaimers should be referred to, and referenced in connection with, any review of this Monthly Operating Report (the “MOR”).

1.

Introduction. This MOR is unaudited and does not purport to represent financial statements prepared in accordance with accounting principles generally accepted in the United States (“GAAP”), and it is not intended to fully reconcile to the consolidated financial statements prepared by the Debtors. Information contained in this MOR has been derived from the Debtors’ books and records, but does not reflect in all circumstances presentation for GAAP or SEC reporting purposes. Therefore, to comply with their obligations to provide MORs during these chapter 11 cases, the Debtors have prepared this MOR using the best information presently available to them, which has been collected, maintained, and prepared in accordance with their historical accounting practices. Accordingly, this MOR is true and

[1]

The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, are as follows: Core Scientific Mining LLC (6971); Core Scientific, Inc. (3837); Core Scientific Acquired Mining LLC (6074); Core Scientific Operating Company (5526); Radar Relay, Inc. (0496); Core Scientific Specialty Mining (Oklahoma) LLC (4327); American Property Acquisition, LLC (0825); Starboard Capital LLC (6677); RADAR LLC (5106); American Property Acquisitions I, LLC (9717); and American Property Acquisitions, VII, LLC (3198). The Debtors’ corporate headquarters and service address is 210 Barton Springs Road, Suite 300, Austin, Texas 78704.

accurate to the best of the Debtors’ knowledge, information, and belief, based on currently-available data. The results of operations and financial position contained herein are not necessarily indicative of results that may be expected for any period other than the period beginning on April 1, 2023 and ending April 30, 2023, or for the full year, and may not necessarily reflect the Debtors’ future consolidated results of operations and financial position.

2.

Reservation of Rights. This MOR is limited in scope, covers the period beginning on April 1, 2023 and ending April 30, 2023, and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Debtors’ chapter 11 cases. The unaudited financial information for this report has been derived from the Debtors’ books and records. The information presented herein has not been subject to all procedures that typically would be applied to financial information in accordance with GAAP. Upon the application of such procedures, the Debtors believe that the financial information could be subject to material change. The information furnished in this MOR includes normal recurring adjustments but does not include all of the adjustments that typically would be made for interim financial information presented in accordance with GAAP.

Given the complexity of the Debtors’ business, inadvertent errors or omission may occur. Accordingly, the Debtors hereby reserve all of their rights to dispute the nature, validity, status, enforceability, or executory natures of any claim amount, agreement, representation, or other statement set forth in this MOR. Further, the Debtors reserve the right to amend or supplement this MOR, if necessary, but shall be under no obligation to do so.

3.

Basis of Presentation. Although the Debtors generally prepare their financial statements on a consolidated basis, the MOR has been prepared on an entity-by-entity basis (excluding most intercompany eliminations) for Debtors Core Scientific, Inc., Core Scientific Acquired Mining LLC, Core Scientific Operating Company, Core Scientific Mining LLC, Radar Relay, Inc., Core Scientific Specialty Mining (Oklahoma) LLC, American Property Acquisition, LLC, Starboard Capital LLC, RADAR LLC, American Property Acquisitions I, LLC, and American Property Acquisitions VII, LLC. The financial information contained herein is unaudited, limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements for chapter 11 debtors issued by the U.S. Trustee.

The amounts reported in this MOR are as-of April 30, 2023, the end of the Debtors’ reporting period. This MOR covers the period beginning April 1, 2023 and ending April 30, 2023.

4.

Accounting Principles. The Debtors maintain their financial records according to GAAP, however the MOR does not purport to represent financial statements prepared in accordance with GAAP, nor are they intended to be fully reconciled with the financial statements of the Debtors.

The Debtors generally prepare financial statements on a consolidated basis. To the extent that there are negative asset balances for an individual Debtor, such as accounts receivable and current assets, they may be due to some intercompany elimination transactions or adjustments in each specific Debtor’s books and records.

5.	Currency. Unless otherwise indicated, all amounts in the MOR are reflected in U.S. dollars.

6.

Consolidated Entity Accounts Payable and Disbursement Systems. Cash is received and disbursed by the Debtors as described in the Emergency Motion of Debtors for Entry of Interim and Final Orders (I) Authorizing Debtors to (A) Continue their Existing Cash Management System, (B) Maintain Existing Business Forms and Intercompany Arrangements, (C) Continue Intercompany Transactions, and (D) Continue Utilizing Employee Credit Cards; and (II) Granting Related Relief (Docket No. 12) (the “Cash Management Motion”) and the Debtors’ receipt and disbursement of cash is consistent with the Debtors’ historical cash management practices. Due to the consolidated cash management reporting system, certain cash payments may be paid out of a legal entity that is different than the legal entity at which the expenses were incurred. Also, certain cash receipts may be received in a different legal entity than the legal entity at which the accounts receivable is recorded. Disbursements attributed to each entity represent the entity on behalf of which payments were made, on a proportional allocated basis, from the consolidated cash management system.

7.

Supporting Documentation. At the direction of the U.S. Trustee, the following schedules are attached to the MORs: (i) Statement of Cash Receipts and Disbursements; (ii) Balance Sheet; (iii) Income Statement (profit or loss statement); (iv) Schedule of Asset Sales; and (v) Schedule of Payments to Insiders.

Statement of Cash Receipts and Disbursements. Based on guidance received from the Office of the United States Trustee in connection with the completion of UST Form 11-MOR Part 1, Cash Receipts and Disbursements, reported cash receipts and disbursements should exclude intercompany and debtor-to-debtor transactions. As a result, for those debtors with net intercompany cash outflows or inflows during the reporting period, the ending cash balances reported on Form 11-MOR Part 1 may not match the ending cash balances per the Debtors’ bank statements or the Debtors’ books and records. For additional information on ending cash balances per the Debtors’ books and records, see the attached cash balances per MOR-1: Schedule of Cash Receipts and Disbursements.

Balance Sheet. Liabilities Subject to Compromise (“LSTC”): LSTC represent the Debtors’ estimate of prepetition claims to be resolved in connection with the chapter 11 cases. As a result of the chapter 11 filings, the payment of prepetition liabilities are subject to compromise or other treatment under a plan of reorganization. The determination of how such liabilities will ultimately be settled or treated cannot be made until the Court approves a chapter 11 plan of reorganization. Accordingly, the ultimate amount of such liabilities is not determinable at this time. Prepetition liabilities that are subject to compromise under ASC 852 are preliminary and may be subject to, among other things, future adjustments depending on Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims, rejection of executory contracts, continued reconciliation or other events.

As noted, although the Debtors generally prepare financial statements on a consolidated basis, these MORs are prepared on an entity-by-entity basis. The Debtors maintain separate balance sheets in their books and records for the following entities: Core Scientific Acquired Mining LLC, Core Scientific, Inc., Core Scientific Operating Company, and Radar Relay, Inc. The Debtors, however, do not maintain separate balance sheets for the remaining Debtor entities. Consequently, the balance sheets included in the MOR for these Debtors reflect no balances.

Values in the balance sheet(s) attached hereto represent rounded numbers. Accordingly, subtotals may not agree to the summation of the rounded numbers presented.

Income Statement. As noted, although the Debtors generally prepare financial statements on a consolidated basis, these MORs are prepared on an entity-by-entity basis. The Debtors maintain separate income statements in their books and records for the following entities: Core Scientific Acquired Mining LLC, Core Scientific, Inc., Core Scientific Operating Company, and Radar Relay, Inc. The Debtors, however, do not maintain separate income statements for the remaining Debtor entities. Consequently, the income statements included in the MOR for these Debtors reflect no income.

Schedule of Asset Sales. This schedule, as requested by the U.S. Trustee, provides the total cash sales price for assets sold/transferred outside the ordinary course of business for the period on page 1 of the MOR.

Schedule of Payments to Insiders. This schedule provides additional detail for the period on page 1 of the MOR. For each insider payment made during the reporting period the following information is provided: Recipient; Date of payment or benefit provided; Amount of cash payment or market value of non-cash payment; and Reason for each payment made.

8.

Part 1, Cash Receipts and Disbursements. Cumulative quarter-to-date for Q2 2023 disbursements are reported in the Cumulative figures in the MOR. Cumulative case to date total disbursements through April 30, 2023 are $165,402,931.

9.

Part 2: Asset and Liability Status. Long-term lease liabilities resulting from the Debtors’ office / location leases and equipment / fixed asset leases are reported as prepetition unsecured debt. Beginning with the April MOR, the (i) April 2022 $60 million Bridge Promissory Note with BRF Finance Co, LLC and (ii) April 2022 $15 million Bridge Promissory Note with B. Riley Commercial Capital, LLC (collectively, the “Unsecured Bridge Notes”), are also reported as prepetition unsecured debt, whereas the Unsecured Bridge Notes were inadvertently included in prepetition priority debt on previous monthly operating reports.

10.

Part 3, Assets Sold or Transferred. The Company regularly receives credits and/or coupons from Bitmain Technologies Ltd.’s reward and price protection programs. The Company subsequently redeems these credits and/or coupons for new ASIC miner acquisitions or sells them to third parties when they are not able to be utilized by the Company. The Company may recognize other income when the credits and/or coupons are redeemed in noncash acquisitions or sold to third parties.

On February 1, 2023, the Bankruptcy Court entered the Order (I) Authorizing and Approving Sale of Bitmain Coupons, Free and Clear of All Liens, Claims, Interests, and Encumbrances, and (II) Granting Related Relief (Docket No. 429) (the “Bitmain Sale Order”). For more information on the sales made pursuant to the Bitmain Sale Order, please see MOR-4: Total Cash Sales Price for Assets Sold/Transferred Outside the Ordinary Course of Business.

11.

Part 5: Professional Fees and Expenses. For purposes of the MORs, bankruptcy professional fees are considered approved if the applicable monthly fee statement has been served and the objection deadline with regard to such monthly fee statement has expired prior to the end date of the MOR period.

12.

Part 7 Questionnaire. Pursuant to certain orders of the Bankruptcy Court entered in the Debtors’ chapter 11 cases (the “First Day Orders”), the Debtors were authorized (but not directed) to pay, among other things, certain prepetition claims of their employees, taxing authorities, insurers, critical vendors, and certain other prepetition creditors. Amounts paid pursuant to the First Day Orders are monitored as to limits provided in the applicable orders of the Bankruptcy Court governing payment of such prepetition obligations, and this report is available to the U.S. Trustee as required.

All postpetition borrowings since the inception of the case, other than trade credit, are borrowings made under the Original DIP Facility or the Replacement DIP Facility. 2

[2]

The capitalized terms “Original DIP Facility” and “Replacement DIP Facility” shall have the meanings ascribed to them in the Final Order (I) Authorizing the Debtors to (A) Obtain Senior Secured Non-priming Superpriority Replacement Postpetition Financing and (B) Use Cash Collateral, (II) Granting Liens and Providing Claims with Superpriority Administrative Expense Status, (III) Modifying the Automatic Stay and (IV) Granting Related Relief (Docket No. 608).

MOR-1: 4/1/2023 - 4/30/2023 SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Description	Core Scientific, Inc.	Core Scientific Acquired Mining LLC	Core Scientific Operating Company	Radar Relay, Inc.	Core Scientific Mining LLC	Core Scientific Specialty Mining (Oklahoma) LLC	American Property Acquisition, LLC	Starboard Capital LLC	RADAR LLC	American Property Acquisitions I, LLC	American Property Acquisitions VII, LLC	Total
Receipts
Operating Sales Proceeds	—	2,878,111	28,448,880	—	—	—	—	—	—	—	—	31,326,991
Bitmain Coupon Sales	—	—	5,522,167	—	—	—	—	—	—	—	—	5,522,167
Other Receipts	45	—	142,575	—	—	—	—	—	—	—	—	142,620

Total Receipts	45	2,878,111	34,113,622	—	—	—	—	—	—	—	—	36,991,777
Disbursements
Suppliers or vendors	—	1,206,483	14,240,418	—	—	—	—	—	—	—	—	15,446,902
Taxes / Governmental	—	307	3,618	—	—	—	—	—	—	—	—	3,925
Services	6,143,153	145,137	1,713,093	—	—	—	—	—	—	—	—	8,001,383
Financial / Bank Fees	—	15,166	179,010	—	—	—	—	—	—	—	—	194,176
Employee Expense	—	249,292	2,942,449	—	—	—	—	—	—	—	—	3,191,740

Total Disbursements	6,143,153	1,616,385	19,078,588	—	—	—	—	—	—	—	—	26,838,126

Net Cash Flow (excl. Internal Transfers)	(6,143,109)	1,261,726	15,035,034	—	—	—	—	—	—	—	—	10,153,651

Cash Balance Beginning of Month	21,196,570	226,486	47,868,850	—	—	—	—	—	—	—	—	69,291,905
Net Cash Flow	(6,143,109)	1,261,726	15,035,034	—	—	—	—	—	—	—	—	10,153,651
Disbursement Allocation	—	1,616,385	(1,616,385)	—	—	—	—	—	—	—	—	—
Cash Balance End of Month (excl. Internal Transfers)	15,053,461	3,104,597	61,287,499	—	—	—	—	—	—	—	—	79,445,557
Bank Cash Balance Beginning of Month	21,196,570	226,486	47,868,850	—	—	—	—	—	—	—	—	69,291,905
Net Cash Flow (excl. Internal Transfers; w/ Allocation)	(6,143,109)	1,261,726	15,035,034	—	—	—	—	—	—	—	—	10,153,651

MOR Part 1 d. Cash Balance	$15,053,461	$1,488,212	$62,903,884	$—	$—	$—	$—	$—	$—	$—	$—	$79,445,557

Reversing Disbursement Allocation	—	1,616,385	(1,616,385)	—	—	—	—	—	—	—	—	—
Internal Transfers	5,673,688	(900,000)	(4,773,688)	—	—	—	—	—	—	—	—	—

Cash Balance End of Month	$20,727,149	$2,204,597	$56,513,811	$—	$—	$—	$—	$—	$—	$—	$—	$79,445,557

MOR-2: End of April 2023 Balance Sheet

(US $)	Core Scientific, Inc.	Core Scientific Acquired Mining LLC	Core Scientific Operating Company	Radar Relay, Inc.	Core Scientific Mining LLC	Core Scientific Specialty Mining (Oklahoma) LLC	American Property Acquisition, LLC	Starboard Capital LLC	RADAR LLC	American Property Acquisitions I, LLC	American Property Acquisitions VII, LLC	Elimination Co	Total¹
ASSETS
Cash and Equivalents	—	2,204,597	55,905,350	—								—	58,109,947
Restricted Cash	20,530,586	—	805,024	—								—	21,335,609

Total Cash	20,530,586	2,204,597	56,710,374	—								—	79,445,556
Accounts receivable, net of allowance	—	—	134,146	—								—	134,146
Accounts receivable from related parties	468,459,923	147,040,455	(468,283,913)	1,172,866								(148,386,386)	2,945
Deposits for equipment	—	—	(4,590)	—								—	(4,590)
Digital currency assets	—	94,969	969,767	—								—	1,064,735
Prepaid expenses and other	—	22,865,174	26,998,189	—								(22,857,705)	27,005,659
Total other current assets	1,816,279,215	(1,128,139,809)	(682,138,485)	12,734								—	6,013,655

Total Current Assets	2,305,269,724	(955,934,615)	(1,065,614,511)	1,185,600								(171,244,090)	113,662,106
Property, plant and equipment	—	57,044,964	575,287,416	—								(15,616,704)	616,715,676
Operating lease-right-of-use assets	—	—	20,144,024	—								—	20,144,024
Goodwill	—	232,587,379	(167,058,249)	(65,529,130)								—	0
Intangible assets, net	—	—	2,164,171	—								—	2,164,171
Other noncurrent assets	2,558,789	(0)	6,825,327	—								—	9,384,116

Total Assets	2,307,828,513	(666,302,272)	(628,251,822)	(64,343,531)								(186,860,794)	762,070,094

LIABILITIES, PREFERRED STOCK & EQUITY
Accounts Payable	—	148,403,295	88,301,418	11,250								(148,386,386)	88,329,577
Accrued expenses and other	199,366	18,145,227	36,684,748	—								—	61,233,056
Deferred revenue	—	—	108,296,552	—								(38,745,902)	69,550,650
Derivative warrant liabilities	—	—	—	—								—	—
Operating lease liabilities, current portion	—	—	539,297	—								—	539,297
Financing lease liabilities, current portion	—	—	25,898,723	—								—	25,898,723
Long-term debt, current portion	(559,901,857)	—	735,399,914	—								—	175,498,058

Total current liabilities	(559,702,491)	166,548,522	995,120,652	11,250								(187,132,288)	414,845,646
Operating lease liabilities, net of current portion	—	—	14,521,134	—								—	14,521,134
Financing lease liabilities, net of current portion	—	—	43,811,263	—								—	43,811,263
Long-term debt, net of current portion	568,258,150	—	97,962,130	—								—	666,220,280
Other noncurrent liabilities	—	18,084,856	(15,497,086)	(2,587,769)								—	1

Total Liabilities	8,555,659	184,633,378	1,135,918,094	(2,576,519)								(187,132,288)	1,139,398,324
Pre-Petition Subject to Compromise	684,395,370	—	(684,395,370)	—								—	—

Total Pre-Petition Subject to Compromise	684,395,370	—	(684,395,370)	—								—	—
Post-Petition Short Term Liabilities	—	—	—	—								—	—
Post-Petition Long Term Liabilities	—	—	—	—								—	—
Preferred stock	—	—	—	—								—	—
Common stock	37,478	—	—	—								—	37,478
Additional paid-in capital	1,794,621,844	(15,979,141)	2,887,621	—								—	1,781,530,324
Accumulated deficit	(179,781,838)	(835,003,492)	(1,106,105,686)	(61,767,012)								318,476	(2,188,543,266)
Other Comprehensive Income	—	—	—	—								—	—
Cumulative Translation Adjustment	—	46,983	—	—								(46,983)	—

Total Equity	1,614,877,484	(850,935,650)	(1,103,218,065)	(61,767,012)								271,494	(400,771,750)

Total Liabilities, Preferred Stock & Equity	2,307,828,513	(666,302,272)	(651,695,341)	(64,343,531)								(186,860,794)	738,626,575

[1]	The ‘Elimination Co’ column addresses the accounting of intercompany balances to enable consolidated reporting in the ‘Total’ column

MOR-3: 4/1/2023 - 4/30/2023 Profit & Loss

Total Revenue (dollars in thousands)	Core Scientific, Inc.	Core Scientific Acquired Mining LLC	Core Scientific Operating Company	Radar Relay, Inc	Core Scientific Mining LLC	Core Scientific Specialty Mining (Oklahoma) LLC	American Property Acquisition, LLC	Starboard Capital LLC	RADAR LLC	American Property Acquisitions I, LLC	American Property Acquisitions VII, LLC
Hosting revenue from customers	—	—	6,618,245.18	—
Hosting revenue from related parties	—	—	1,215,608.36	—
Equipment sales to customers	—	—	—	—
Equipment sales to related parties	—	—	—	—
Digital asset mining income	—	2,807,981.32	29,670,674.13	—
Network services and defi revenue	—	—	—	—

Total Revenue	—	2,807,981.32	37,504,527.67	—

Cost of revenue	—	(3,349,178.15)	(17,317,265.24)	—

Gross Profit	—	(541,196.83)	20,187,262.43	—

Gain (loss) on legal settlements	—	—	—	—
Gain (loss) from sales of digital currency assets	—	30,251.20	243,745.95	—
Impairments of digital currency assets	—	(55,019.34)	(325,059.52)	—
Impairment of goodwill and other intangibles	—	—	—	—
Impairment of property, plant and equipment	—	—	—	—
Losses on exchange or disposal of property, plant and equipment	—	—	—	—
Operating expenses:
Research and development	—	—	(609,050.76)	(2,000.00)
Sales and marketing	—	—	(332,348.77)	—
General and administrative	—	(6,652.76)	(8,589,071.09)	—
Advisor Fees	—	—	(1,211,891.04)	—

Total operating expenses	—	(6,652.76)	(10,742,361.66)	(2,000.00)
Operating Income (Loss)	—	(572,617.73)	9,363,587.20	(2,000.00)
Non-operating income (expense), net:	—
Loss on debt extinguishment	—	—	—	—
Interest expense, net	—	—	82,342.79	—
Other non-operating expenses, net	—	—	(180,740.58)	—
Reorganization items	—	—	(5,959,780.53)	—

Total Non-operating income (expense), net:	—	—	(6,058,178.32)	—

Income (loss) before income taxes	—	(572,617.73)	3,305,408.88	(2,000.00)
Income tax expense	—	—	—	—

Net Income (Loss)	—	(572,617.73)	3,305,408.88	(2,000.00)